UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21369
                                                     ---------

                      Oppenheimer International Value Trust
                      -------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
           ---------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                        Date of fiscal year end: April 30
                                                 --------

                      Date of reporting period: 04/30/2008
                                                ----------

================================================================================

ITEM 1.  REPORTS TO STOCKHOLDERS.

APRIL 30, 2008

--------------------------------------------------------------------------------

    Oppenheimer                                                Management
    International                                             Commentaries
    Value Fund                                                     and
                                                              Annual Report

--------------------------------------------------------------------------------

   MANAGEMENT COMMENTARIES

      Market Recap and Outlook

      Listing of Top Holdings

   ANNUAL REPORT

      Fund Performance Discussion

      Listing of Investments

      Financial Statements

                                                         [OPPENHEIMERFUNDS LOGO]

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

TOP TEN GEOGRAPHICAL HOLDINGS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Japan                                                                    19.2%
-------------------------------------------------------------------------------
France                                                                   16.6
-------------------------------------------------------------------------------
United Kingdom                                                           11.3
-------------------------------------------------------------------------------
Italy                                                                     6.6
-------------------------------------------------------------------------------
United States                                                             6.1
-------------------------------------------------------------------------------
Switzerland                                                               6.1
-------------------------------------------------------------------------------
Germany                                                                   4.6
-------------------------------------------------------------------------------
Ireland                                                                   4.2
-------------------------------------------------------------------------------
Korea, Republic of South                                                  3.8
-------------------------------------------------------------------------------
Norway                                                                    3.7

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2008, and are based on the total market value of investments.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Fondiaria-Sai SpA                                                         3.2%
-------------------------------------------------------------------------------
Bank of Ireland                                                           3.0
-------------------------------------------------------------------------------
Nestle SA                                                                 2.7
-------------------------------------------------------------------------------
Swiss Reinsurance Co.                                                     2.6
-------------------------------------------------------------------------------
Aegon NV                                                                  2.5
-------------------------------------------------------------------------------
Haseko Corp.                                                              2.5
-------------------------------------------------------------------------------
Bayerische Motoren Werke (BMW) AG                                         2.4
-------------------------------------------------------------------------------
Japan Digital Laboratory Co. Ltd.                                         2.4
-------------------------------------------------------------------------------
Eni SpA                                                                   2.3
-------------------------------------------------------------------------------
Vivendi SA                                                                2.2

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2008, and are based on net assets.

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

                    8 | OPPENHEIMER INTERNATIONAL VALUE FUND

REGIONAL ALLOCATION

[PAI CHART]

Europe                                60.4%
Asia                                  26.9
United States/Canada                   7.7
Latin America                          2.6
Middle East/Africa                     2.4

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2008, and are based on the total market value of investments.

                    9 | OPPENHEIMER INTERNATIONAL VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED APRIL 30, 2008, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund's Class A shares (without sales charge) returned -14.80% for the 12 months ended April 30, 2008, underperforming the returns of its benchmark, the MSCI World Index, which returned -2.47%. In terms of market sectors, due to the underperformance of value versus growth, we underperformed in 9 out of the 10 market sectors. Consumer discretionary, financials and energy were the most significant sector detractors. The single sector that produced attractive relative performance for the Fund was the healthcare sector.

      Regardless of the broader market environment, we follow a consistent investment approach by investing in high quality companies with strong underlying fundamentals. By targeting companies we believe to have strong balance sheets and cheaper price to-book and price-to-earnings ratios, we aim to identify investment opportunities in a variety of overseas markets. The Fund is broadly diversified, both by geography and by sector and does not have any large individual stock bets. There are currently approximately 90 stocks and 2 convertible bonds held in the portfolio, of which roughly 9% are over 2% positions. The top ten positions in aggregate account for approximately 26% of the Fund. There is a currency hedge against the euro and yen that covers approximately 12.5% of the portfolio and is in place to help reduce the volatility of the Fund. Geographically, Europe accounts for around 60% of the Fund and Japan is around 20%. These weightings are broadly in line with those of the index and of the average for competitor international funds. The largest sector weights are in consumer discretionary and financials stocks, with consumer discretionary accounting for roughly 25% and financials at roughly 23%.

      On a relative basis, the Fund's weakest performing sectors were the consumer discretionary, financials and energy sectors. Within the consumer discretionary sector, disappointing stock selection served as the primary driver of underperformance. The global downdraft in housebuilding was an underlying theme during the reporting period. A significant detractor was Haseko Corp., a group whose principal activity is condominium construction. The company sold off after its earnings report confirmed the effect of changes in Japan's building code. The new code requires stricter structural calculations that are likely to delay building approvals. Another performance detractor was dedicated homebuilding company Taylor Wimpey plc which has operations in the UK, North America, Spain and Gibraltar. During the reporting period, Britain's biggest homebuilder said sales dropped "significantly" this year and full-year profit will be at the lower end of its estimates.

                    10 | OPPENHEIMER INTERNATIONAL VALUE FUND

      As mentioned previously, a crisis in the financial sector that began to unveil itself in the first half of 2007 and record high oil prices have put the global economy in an uncertain state and resulted in extreme volatility in equity markets worldwide. Global financial firms continued to disclose massive exposure to complex debt instruments tied to sub-prime mortgages and collateralized debt obligations in the first quarter of the year and the market has lost confidence in earnings and book value numbers of financial institutions. As such, financials underperformed significantly both on an absolute and relative basis. Paragon Group Cos. plc, whose principal activity is operating first mortgage and consumer finance businesses, suffered due to investor worries over increased competition from HBOS plc and funding concerns. On a three to five year view, however, we continue to see attractive risk/reward profiles in financials worldwide. Lastly, in terms of detractors, within the energy sector, Seabird Exploration Ltd., a Norway based oil and gas company, lagged due to profit warnings and disappointing earnings.

      While on a sector level healthcare was the only area that outperformed the benchmark, some of the Fund's best results were found through contributions from individual securities. The Fund's best relative gains were achieved by Hyundai Motor Co., Medion AG, Nestle SA, Eni SpA, and Nokia Oyj. Hyundai, an automobile manufacturer in Korea, which we bought close to its lowest price level, saw a continued growth in profits due to higher sales, cost reductions and weakness in South Korea's currency. Medion is a Germany-based provider of consumer electronics for the retail industry that has undergone a noted turnaround in 2007, following a challenging 2006 performance. We exited our position and took profits after a strong move up in price. Swiss food group Nestle reported continued strength in earnings and has been the darling of the food sector for its strategic focus on health and nutrition and targeted acquisitions, which have pushed sales and profits higher even during tough markets. Eni, Italy's largest oil company, reported increased profits after adding production at fields in the Gulf of Mexico and Africa. Nokia continued its heavy mobile phone dominance with shipments that focused on entry-level handsets in emerging markets. The company grew 75% in 2007 which was its fastest growth rate in a decade.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until April 30, 2008. In the case of Class A shares, performance is measured from the inception date of August 1, 2003. In the case of Class B and Class C shares, performance is measured from inception of the Classes on May 6, 2004. In the case of Class N shares, performance is measured from inception of the Class on November 17, 2007. In the case

                    11 | OPPENHEIMER INTERNATIONAL VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

of Class Y shares, performance is measured from inception of the Class on September 27, 2005. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchange of 22 countries and the U.S. and the MSCI World Index ex U.S., an unmanaged free float-adjusted capitalization index that is designated to measure global developed market equity performance. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

                    12 | OPPENHEIMER INTERNATIONAL VALUE FUND

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
      Oppenheimer International Value Fund (Class A)
      MSCI World Index
      MSCI World Index ex U.S.

[LINE CHART]

               OPPENHEIMER INTERNATIONAL                        MSCI WORLD INDEX
                        VALUE FUND          MSCI WORLD INDEX        EX U.S.
08/01/2003                9,425                   10,000             10,000
10/31/2003               10,669                   10,896             11,273
01/31/2004               11,689                   11,952             12,597
04/30/2004               12,286                   11,840             12,593
07/31/2004               12,106                   11,811             12,530
10/31/2004               12,844                   12,395             13,490
01/31/2005               14,576                   13,251             14,787
04/30/2005               14,466                   13,134             14,723
07/31/2005               15,278                   13,974             15,651
10/31/2005               15,258                   14,108             16,265
01/31/2006               17,154                   15,581             18,849
04/30/2006               18,513                   16,406             20,338
07/31/2006               17,963                   15,964             19,579
10/31/2006               19,344                   17,199             20,968
01/31/2007               20,695                   18,208             22,490
04/30/2007               21,937                   19,286             24,344
07/31/2007               22,122                   19,267             25,152
10/31/2007               22,700                   20,806             27,880
01/31/2008               18,678                   18,211             23,703
04/30/2008               18,689                   18,908             25,332

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 4/30/08

1 Year             Since Inception
------             ---------------
-19.70%                14.08%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 18 FOR FURTHER INFORMATION.

                    13 | OPPENHEIMER INTERNATIONAL VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
      Oppenheimer International Value Fund (Class B)
      MSCI World Index
      MSCI World Index ex U.S.

[LINE CHART]

               OPPENHEIMER INTERNATIONAL                        MSCI WORLD INDEX
                        VALUE FUND          MSCI WORLD INDEX        EX U.S.
05/06/2004                10,000                 10,000              10,000
07/31/2004                 9,823                  9,976               9,950
10/31/2004                10,400                 10,469              10,713
01/31/2005                11,761                 11,192              11,742
04/30/2005                11,647                 11,093              11,692
07/31/2005                12,275                 11,802              12,429
10/31/2005                12,226                 11,916              12,916
01/31/2006                13,722                 13,160              14,968
04/30/2006                14,771                 13,856              16,151
07/31/2006                14,293                 13,483              15,548
10/31/2006                15,358                 14,526              16,651
01/31/2007                16,395                 15,379              17,859
04/30/2007                17,339                 16,289              19,331
07/31/2007                17,453                 16,273              19,973
10/31/2007                17,864                 17,573              22,140
01/31/2008                14,668                 15,381              18,823
04/30/2008                14,341                 15,970              20,117

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 4/30/08

1 Year             Since Inception
------             ---------------
-19.63%                  9.47%

                    14 | OPPENHEIMER INTERNATIONAL VALUE FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
      Oppenheimer International Value Fund (Class C)
      MSCI World Index
      MSCI World Index ex U.S.

[LINE CHART]

               OPPENHEIMER INTERNATIONAL                        MSCI WORLD INDEX
                        VALUE FUND          MSCI WORLD INDEX        EX U.S.
05/06/2004                10,000                 10,000              10,000
07/31/2004                 9,823                  9,976               9,950
10/31/2004                10,393                 10,469              10,713
01/31/2005                11,761                 11,192              11,742
04/30/2005                11,647                 11,093              11,692
07/31/2005                12,275                 11,802              12,429
10/31/2005                12,235                 11,916              12,916
01/31/2006                13,730                 13,160              14,968
04/30/2006                14,790                 13,856              16,151
07/31/2006                14,319                 13,483              15,548
10/31/2006                15,387                 14,526              16,651
01/31/2007                16,423                 15,379              17,859
04/30/2007                17,379                 16,289              19,331
07/31/2007                17,493                 16,273              19,973
10/31/2007                17,914                 17,573              22,140
01/31/2008                14,708                 15,381              18,823
04/30/2008                14,690                 15,970              20,117

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 4/30/08

1 Year             Since Inception
------             ---------------
-16.29%                  10.14%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 18 FOR FURTHER INFORMATION.

                    15 | OPPENHEIMER INTERNATIONAL VALUE FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
      Oppenheimer International Value Fund (Class N)
      MSCI World Index
      MSCI World Index ex U.S.

[LINE CHART]

               OPPENHEIMER INTERNATIONAL                        MSCI WORLD INDEX
                        VALUE FUND          MSCI WORLD INDEX        EX U.S.
11/16/2007                10,000                 10,000              10,000
01/31/2008                 8,880                  9,122               8,902
04/30/2008                 8,795                  9,470               9,514

CUMULATIVE TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 4/30/08

Since Inception
---------------
   -12.05%

                    16 | OPPENHEIMER INTERNATIONAL VALUE FUND

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
      Oppenheimer International Value Fund (Class Y)
      MSCI World Index
      MSCI World Index ex U.S.

[LINE CHART]

               OPPENHEIMER INTERNATIONAL                        MSCI WORLD INDEX
                        VALUE FUND          MSCI WORLD INDEX        EX U.S.
09/27/2005                10,000                  10,000             10,000
10/31/2005                 9,757                   9,759              9,636
01/31/2006                10,990                  10,779             11,167
04/30/2006                11,868                  11,349             12,049
07/31/2006                11,522                  11,044             11,599
10/31/2006                12,420                  11,898             12,422
01/31/2007                13,298                  12,596             13,324
04/30/2007                14,109                  13,341             14,422
07/31/2007                14,235                  13,328             14,901
10/31/2007                14,606                  14,393             16,517
01/31/2008                12,032                  12,598             14,042
04/30/2008                12,054                  13,080             15,008

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 4/30/08

1 Year             Since Inception
------             ---------------
-14.57%                 7.47%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 3% (SINCE INCEPTION); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 18 FOR FURTHER INFORMATION.

                    17 | OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES
--------------------------------------------------------------------------------

      Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

      The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

      CLASS A shares of the Fund were first offered on 8/1/03. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

      CLASS B shares of the Fund were first publicly offered on 5/6/04. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

      CLASS C shares of the Fund were first publicly offered on 5/6/04. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

      CLASS N shares of the Fund were first publicly offered on 11/16/07. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

                    18 | OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES
--------------------------------------------------------------------------------

      CLASS Y shares of the Fund were first publicly offered on 9/27/05. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.

      An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                    19 | OPPENHEIMER INTERNATIONAL VALUE FUND

FUND EXPENSES
--------------------------------------------------------------------------------

      FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs:
      (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2008.

      ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

      HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" section of the table is useful in comparing

                    20 | OPPENHEIMER INTERNATIONAL VALUE FUND ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                 BEGINNING           ENDING            EXPENSES
                                 ACCOUNT             ACCOUNT           PAID DURING
                                 VALUE               VALUE             6 MONTHS ENDED
ACTUAL                           NOVEMBER 1, 2007    APRIL 30, 2008    APRIL 30, 2008
---------------------------------------------------------------------------------------
Class A                          $   1,000.00        $    823.30       $     6.10
---------------------------------------------------------------------------------------
Class B                              1,000.00             819.60            10.15
---------------------------------------------------------------------------------------
Class C                              1,000.00             820.00             9.69
---------------------------------------------------------------------------------------
Class N                              1,000.00             888.00             8.09
---------------------------------------------------------------------------------------
Class Y                              1,000.00             825.30             4.09

HYPOTHETICAL
(5% return before expenses)
---------------------------------------------------------------------------------------
Class A                              1,000.00           1,018.20             6.75
---------------------------------------------------------------------------------------
Class B                              1,000.00           1,013.77            11.23
---------------------------------------------------------------------------------------
Class C                              1,000.00           1,014.27            10.72
---------------------------------------------------------------------------------------
Class N                              1,000.00           1,015.56             9.41
---------------------------------------------------------------------------------------
Class Y                              1,000.00           1,020.39             4.53

The Actual Expense examples for Classes A, B, C and Y are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2008. The Actual Expense examples for Class N are based on an investment of $1,000.00 invested at the beginning of the period, November 16, 2007 (inception of offering) and held for the period ended April 30, 2008.

The Hypothetical Examples for Comparison Purposes for all classes are based on an investment of $1,000.00 invested on November 1, 2007 and held for the six months ended April 30, 2008.

Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended April 30, 2008 are as follows:

CLASS                   EXPENSE RATIOS
--------------------------------------
Class A                     1.34%
--------------------------------------
Class B                     2.23
--------------------------------------
Class C                     2.13
--------------------------------------
Class N                     1.87
--------------------------------------
Class Y                     0.90

The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

                    21 | OPPENHEIMER INTERNATIONAL VALUE FUND

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                  22  |  OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS April 30, 2008
--------------------------------------------------------------------------------

                                                       SHARES            VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS--97.8%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--24.4%
--------------------------------------------------------------------------------
AUTO COMPONENTS--2.3%
Continental AG 1                                       25,380      $ 2,990,639
--------------------------------------------------------------------------------
Toyota Auto Body Co. Ltd.                             109,800        2,187,611
                                                                   -------------
                                                                     5,178,250

--------------------------------------------------------------------------------
AUTOMOBILES--5.4%
Bayerische Motoren Werke (BMW) AG                     101,220        5,540,702
--------------------------------------------------------------------------------
Hyundai Motor Co.                                      40,759        3,428,206
--------------------------------------------------------------------------------
Toyota Motor Corp.                                     66,380        3,376,312
                                                                   -------------
                                                                    12,345,220

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.5%
Compass Group plc                                     176,490        1,188,304
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--5.7%
Barratt Developments plc 2                            338,230        1,836,538
--------------------------------------------------------------------------------
First Juken Co. Ltd.                                  415,800        1,715,422
--------------------------------------------------------------------------------
Grande Holdings Ltd. (The)                          1,136,000          281,729
--------------------------------------------------------------------------------
Haseko Corp.                                        3,924,000        5,736,389
--------------------------------------------------------------------------------
Taylor Wimpey plc                                     740,339        1,876,762
--------------------------------------------------------------------------------
Thomson SA                                            250,310        1,597,558
                                                                   -------------
                                                                    13,044,398

--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.4%
Sega Sammy Holdings, Inc.                              68,900          838,228
--------------------------------------------------------------------------------
MEDIA--4.4%
British Sky Broadcasting Group plc                    166,745        1,798,633
--------------------------------------------------------------------------------
Societe Television Francaise 1 1                      149,600        3,155,312
--------------------------------------------------------------------------------
Vivendi SA 3                                          124,430        5,065,175
                                                                   -------------
                                                                    10,019,120

--------------------------------------------------------------------------------
SPECIALTY RETAIL--3.2%
Aoyama Trading Co.                                     81,073      $ 1,843,471
--------------------------------------------------------------------------------
Dickson Concepts International Ltd.                 2,483,500        1,835,581
--------------------------------------------------------------------------------
OTSUKA KAGU Ltd.                                       47,500          637,231
--------------------------------------------------------------------------------
Signet Group plc                                    2,258,980        3,062,532
                                                                   -------------
                                                                     7,378,815

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--2.5%
Aksa Akrilik Kimya Sanayii AS                       2,137,912        3,617,353
--------------------------------------------------------------------------------
Asics Corp.                                           203,000        2,059,128
                                                                   -------------
                                                                     5,676,481

--------------------------------------------------------------------------------
CONSUMER STAPLES--6.1%
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.7%
Tesco plc                                             465,396        3,933,615
--------------------------------------------------------------------------------
FOOD PRODUCTS--2.7%
Nestle SA                                              12,687        6,085,450
--------------------------------------------------------------------------------
PERSONAL PRODUCTS--1.7%
Coreana Cosmetics Co. Ltd. 3                          854,874        1,193,660
--------------------------------------------------------------------------------
Pacific Corp.                                          19,909        2,611,114
                                                                   -------------
                                                                     3,804,774

--------------------------------------------------------------------------------
ENERGY--7.4%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--3.1%
Petroleum Geo-Services ASA                            134,500        3,640,730
--------------------------------------------------------------------------------
Seabird Exploration Ltd. 3                          1,169,355        3,297,324
                                                                   -------------
                                                                     6,938,054

--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--4.3%
Eni SpA                                               134,790        5,190,445
--------------------------------------------------------------------------------
Esso (Thailand) Public Co. Ltd. 3                   2,453,400          773,699
--------------------------------------------------------------------------------
Total SA                                               45,960        3,870,965
                                                                   -------------
                                                                     9,835,109

                    F1 | OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                       SHARES            VALUE
--------------------------------------------------------------------------------
FINANCIALS--23.0%
--------------------------------------------------------------------------------
CAPITAL MARKETS--1.4%
Credit Suisse Group 1                                  47,848      $ 2,563,123
--------------------------------------------------------------------------------
Ichiyoshi Securities Co. Ltd.                          60,100          651,735
                                                                   -------------
                                                                     3,214,858

--------------------------------------------------------------------------------
COMMERCIAL BANKS--7.2%
Anglo Irish Bank Corp.                                164,044        2,235,678
--------------------------------------------------------------------------------
Bank of Ireland                                       501,493        6,888,328
--------------------------------------------------------------------------------
Credit Agricole SA                                     79,081        2,662,365
--------------------------------------------------------------------------------
National Bank of Greece SA                             29,640        1,645,767
--------------------------------------------------------------------------------
Royal Bank of Scotland Group plc (The)                458,704        3,098,923
                                                                   -------------
                                                                    16,531,061

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.8%
Investor AB, B Shares                                 138,477        3,296,025
--------------------------------------------------------------------------------
RHJ International Ltd. 3                               67,704          882,129
                                                                   -------------
                                                                     4,178,154

--------------------------------------------------------------------------------
INSURANCE--8.4%
Aegon NV 1                                            359,474        5,758,446
--------------------------------------------------------------------------------
Fondiaria-Sai SpA                                     277,742        7,333,029
--------------------------------------------------------------------------------
Swiss Reinsurance Co.                                  72,062        6,008,934
                                                                   -------------
                                                                    19,100,409

--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--3.0%
COSMOS INITIA Co. Ltd.                                973,000        3,039,377
--------------------------------------------------------------------------------
Emperor Entertainment Hotel Ltd.                    6,864,000        1,576,585
--------------------------------------------------------------------------------
Eurocastle Investment Ltd.                             47,100          571,409
--------------------------------------------------------------------------------
Shanghai Forte Land Co. Ltd.                        3,861,000        1,687,329
                                                                   -------------
                                                                     6,874,700

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.2%
Paragon Group Cos. plc                              1,343,350      $ 2,672,915
--------------------------------------------------------------------------------
HEALTH CARE--6.2%
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.2%
Mediceo Paltac Holdings Co. Ltd.                      164,360        2,772,394
--------------------------------------------------------------------------------
PHARMACEUTICALS--5.0%
GlaxoSmithKline plc                                   172,616        3,823,939
--------------------------------------------------------------------------------
Sanofi-Aventis SA                                      53,520        4,122,430
--------------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.                         62,900        3,339,722
                                                                   -------------
                                                                    11,286,091

--------------------------------------------------------------------------------
INDUSTRIALS--10.3%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.2%
Safran SA                                             125,216        2,618,321
--------------------------------------------------------------------------------
AIRLINES--3.8%
Deutsche Lufthansa AG                                 101,409        2,680,750
--------------------------------------------------------------------------------
Jazz Air Income Fund                                  510,400        3,942,917
--------------------------------------------------------------------------------
Turk Hava Yollari Anonim Ortakligi 3                  384,100        2,137,099
                                                                   -------------
                                                                     8,760,766

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.9%
Corporate Express                                      96,300        1,107,778
--------------------------------------------------------------------------------
Sperian Protection                                     26,140        3,326,531
                                                                   -------------
                                                                     4,434,309

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--1.7%
Joongang Construction Co. Ltd. 3                      139,290        1,819,876
--------------------------------------------------------------------------------
Vinci SA                                               28,360        2,093,473
                                                                   -------------
                                                                     3,913,349

--------------------------------------------------------------------------------
MARINE--0.9%
Evergreen Marine Corp.                              2,083,000        1,987,393

                   F2 | OPPENHEIMER INTERNATIONAL VALUE FUND

                                                       SHARES            VALUE
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.2%
Wolseley plc                                           47,290      $   468,311
--------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.6%
Master Marine AS 3,4                                   22,000           47,553
--------------------------------------------------------------------------------
Master Marine AS 3,4                                  619,900        1,339,916
                                                                   -------------
                                                                     1,387,469

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--9.1%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--1.8%
Nokia Oyj                                             133,150        4,008,030
--------------------------------------------------------------------------------
SunCorp Technologies Ltd. 3                         3,032,000           39,684
                                                                   -------------
                                                                     4,047,714

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--4.8%
Fujitsu Ltd.                                          450,237        2,896,660
--------------------------------------------------------------------------------
Gemalto NV 3                                           77,070        2,493,466
--------------------------------------------------------------------------------
Japan Digital Laboratory Co. Ltd.                     403,800        5,445,345
--------------------------------------------------------------------------------
Lafe Technology Ltd.                                1,587,600          146,344
                                                                   -------------
                                                                    10,981,815

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.4%
A&D Co. Ltd.                                          219,000        1,950,889
--------------------------------------------------------------------------------
Nichicon Corp.                                        159,600        1,229,210
                                                                   -------------
                                                                     3,180,099

--------------------------------------------------------------------------------
OFFICE ELECTRONICS--1.1%
Canon, Inc.                                            51,270        2,563,870
--------------------------------------------------------------------------------
MATERIALS--3.7%
--------------------------------------------------------------------------------
CHEMICALS--0.9%
Arkema 3                                               37,912        2,190,647
--------------------------------------------------------------------------------
METALS & MINING--2.8%
Arcelor                                                35,005        3,093,849
--------------------------------------------------------------------------------
Hindalco Industries Ltd. 3                            671,700        3,213,848
                                                                   -------------
                                                                     6,307,697

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--6.9%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--4.8%
Cable & Wireless plc                                  373,595       $1,100,938
--------------------------------------------------------------------------------
France Telecom SA                                     116,091        3,654,411
--------------------------------------------------------------------------------
Telecom Italia SpA                                  2,108,210        3,453,132
--------------------------------------------------------------------------------
Telefonos de Mexico SA de CV, Cl. L                 1,523,090        2,753,215
                                                                   -------------
                                                                    10,961,696

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--2.1%
KDDI Corp.                                                374        2,407,756
--------------------------------------------------------------------------------
Vodafone Group plc                                    775,968        2,454,336
                                                                   -------------
                                                                     4,862,092

--------------------------------------------------------------------------------
UTILITIES--0.7%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.7%
Okinawa Electric Power Co. (The)                       36,840        1,610,334
                                                                   -------------
Total Common Stocks (Cost $ 227,879,129)                           223,172,282

                                                    PRINCIPAL
                                                       AMOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES--0.9%
--------------------------------------------------------------------------------

AED Oil Ltd., 6.50% Cv. Unsec. Unsub. Nts.,
2/23/12 4                                          $1,846,000        1,587,560
--------------------------------------------------------------------------------
Master Marine AS, 6% Cv. Nts., 6/1/10 4             2,874,000 NOK      565,871
                                                                   -------------
Total Convertible Corporate Bonds and Notes
(Cost $ 2,531,755)                                                   2,153,431

--------------------------------------------------------------------------------
STRUCTURED SECURITIES--0.5%
--------------------------------------------------------------------------------

Morgan Stanley & Co. International plc,
Ryanair Holdings plc Equity Linked Securities,
1/14/10 (Cost $ 1,249,138)                            225,000        1,031,554

                   F3 | OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS April 30, 2008
--------------------------------------------------------------------------------

                                                    PRINCIPAL
                                                       AMOUNT            VALUE
--------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments Purchased with
Cash Collateral from Securities Loaned)
(Cost $ 231,660,022)                                              $226,357,267

--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED -- 6.5% 5
--------------------------------------------------------------------------------

Undivided interest of 0.21% in joint repurchase
agreement (Principal Amount/Value $7,000,000,000
with a maturity value of $7,000,388,889) with
Barclays Capital, 2%, dated 4/30/08, to
be repurchased at $14,783,396 on 5/1/08,
collateralized by U.S. Agency Mortgages,
0%-7%, 6/4/12-4/25/38,
with a value of $ 7,140,000,000
(Cost $ 14,782,575)                               $14,782,575       14,782,575

                                                                         VALUE
--------------------------------------------------------------------------------
TOTAL INVESTMENTS,AT VALUE (COST $ 246,442,597)      105.7%     $  241,139,842
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                 (5.7)        (12,946,093)
                                                  ------------------------------

NET ASSETS                                           100.0%     $  228,193,749
                                                  ==============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

NOK  Norwegian Krone

1. Partial or fully-loaned security. See Note 8 of accompanying Notes.

2. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of accompanying Notes.

3. Non-income producing security.

4. Illiquid security. The aggregate value of illiquid securities as of April 30, 2008 was $3,540,900, which represents 1.55% of the Fund's net assets. See Note 7 of accompanying Notes.

5. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8 of accompanying Notes.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2008 by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment advisor. There were no affiliate securities held by the Fund as of April 30, 2008. Transactions during the period in which the issuer was an affiliate are as follows:

                                                              SHARES         GROSS         GROSS           SHARES
                                                      APRIL 30, 2007     ADDITIONS    REDUCTIONS   APRIL 30, 2008
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E         6,813,546   139,754,380   146,567,926              --

                                                                                                         DIVIDEND
                                                                                                           INCOME
-------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E                                                     $ 323,690

                    F4 | OPPENHEIMER INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF APRIL 30, 2008 ARE AS FOLLOWS:
--------------------------------------------------------------------------------

                                        CONTRACT
                                          AMOUNT           EXPIRATION                   UNREALIZED
CONTRACT DESCRIPTION         BUY/SELL      (000S)                DATE         VALUE   DEPRECIATION
----------------------------------------------------------------------------------------------------
Australian Dollar (AUD)          Sell        435 AUD    5/1/08-5/2/08   $   410,811    $     3,163
Euro (EUR)                       Sell     12,800 EUR          8/28/08    19,871,755        643,723
Japanese Yen (JPY)               Sell    863,588 JPY   5/2/08-8/28/08     8,359,090        162,826
                                                                        ----------------------------
                                                                        $28,641,656    $   809,712
                                                                        ============================

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                                         VALUE   PERCENT
-----------------------------------------------------------------------------
Japan                                                $ 46,301,084      19.2%
France                                                 39,944,503      16.6
United Kingdom                                         27,315,746      11.3
Italy                                                  15,976,606       6.6
United States                                          14,782,575       6.1
Switzerland                                            14,657,507       6.1
Germany                                                11,212,091       4.6
Ireland                                                10,155,560       4.2
Korea, Republic of South                                9,052,856       3.8
Norway                                                  8,891,394       3.7
The Netherlands                                         7,437,633       3.1
Turkey                                                  5,754,452       2.4
Finland                                                 4,008,030       1.7
Canada                                                  3,942,917       1.6
Bermuda                                                 3,558,510       1.5
Sweden                                                  3,296,025       1.4
India                                                   3,213,848       1.3
Mexico                                                  2,753,215       1.1
Taiwan                                                  1,987,393       0.8
China                                                   1,687,329       0.7
Greece                                                  1,645,767       0.7
Australia                                               1,587,560       0.7
Belgium                                                   882,129       0.4
Thailand                                                  773,699       0.3
Hong Kong                                                 321,413       0.1
                                                     ------------------------
Total                                                $241,139,842     100.0%
                                                     ========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   F5 | OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES  April 30, 2008
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------

Investments, at value (cost $246,442,597)--see accompanying statement of
investments                                                                   $ 241,139,842
---------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $ 900,739)                                           915,689
---------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                            1,951,106
Investments sold                                                                  1,344,568
Shares of beneficial interest sold                                                  202,698
Other                                                                                15,090
                                                                              ---------------
Total assets                                                                    245,568,993

---------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------

Bank overdraft                                                                      907,247
---------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                       14,782,575
---------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency exchange contracts                      809,712
---------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                              729,583
Shareholder communications                                                           35,896
Transfer and shareholder servicing agent fees                                        31,620
Distribution and service plan fees                                                   25,349
Trustees' compensation                                                               15,259
Other                                                                                38,003
                                                                              ---------------
Total liabilities                                                                17,375,244

---------------------------------------------------------------------------------------------
NET ASSETS                                                                    $ 228,193,749
                                                                              ===============

---------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------

Par value of shares of beneficial interest                                    $      13,990
---------------------------------------------------------------------------------------------
Additional paid-in capital                                                      238,751,401
---------------------------------------------------------------------------------------------
Accumulated net investment income                                                 1,509,151
---------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions                                                                     (5,991,123)
---------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation
of assets and liabilities denominated in foreign currencies                      (6,089,670)
                                                                              ---------------
NET ASSETS                                                                    $ 228,193,749
                                                                              ===============

                   F6 | OPPENHEIMER INTERNATIONAL VALUE FUND

---------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$98,537,020 and 6,020,369 shares of beneficial interest outstanding)          $       16.37
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                      $       17.37
---------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$16,057,204 and 996,532 shares of beneficial interest outstanding)            $       16.11
---------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$29,808,885 and 1,851,490 shares of beneficial interest outstanding)          $       16.10
---------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$49,363 and 3,028 shares of beneficial interest outstanding)                  $       16.30
---------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $ 83,741,277 and 5,118,440 shares of beneficial
interest outstanding)                                                         $       16.36

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   F7 | OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS For The Year Ended April 30, 2008
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $ 501,344)        $   6,084,914
Affiliated companies                                                                323,690
---------------------------------------------------------------------------------------------
Portfolio lending fees                                                               99,180
---------------------------------------------------------------------------------------------
Interest                                                                             91,921
---------------------------------------------------------------------------------------------
Other income                                                                          2,025
                                                                              ---------------
Total investment income                                                           6,601,730

---------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------

Management fees                                                                   1,895,202
---------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                             305,257
Class B                                                                             215,919
Class C                                                                             386,249
Class N                                                                                  29
---------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                             230,406
Class B                                                                              61,515
Class C                                                                              79,497
Class N                                                                                  60
Class Y                                                                               1,793
---------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                              47,484
Class B                                                                              12,132
Class C                                                                              13,091
Class N                                                                                   8
Class Y                                                                                  76

---------------------------------------------------------------------------------------------
Custodian fees and expenses                                                          44,598
---------------------------------------------------------------------------------------------
Trustees' compensation                                                                8,217
---------------------------------------------------------------------------------------------
Other                                                                                55,232
                                                                              ---------------
Total expenses                                                                    3,356,765
Less reduction to custodian expenses                                                 (4,727)
Less waivers and reimbursements of expenses                                          (6,473)
                                                                              ---------------
Net expenses                                                                      3,345,565

---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             3,256,165


                   F8 | OPPENHEIMER INTERNATIONAL VALUE FUND

---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------

Net realized gain (loss) on:
Investments from unaffiliated companies (net of foreign capital gains
tax of $ 50,154)                                                              $  (5,910,992)
Closing and expiration of option contracts written                                   54,227
Foreign currency transactions                                                     4,697,983
                                                                              ---------------
Net realized loss                                                                (1,158,782)
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                     (55,756,506)
Translation of assets and liabilities denominated in foreign currencies          14,439,724
                                                                              ---------------
Net change in unrealized depreciation                                           (41,316,782)

---------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $ (39,219,399)
                                                                              ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   F9 | OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED APRIL 30,                                                       2008             2007
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------

Net investment income                                             $   3,256,165    $   1,855,858
--------------------------------------------------------------------------------------------------
Net realized gain (loss)                                             (1,158,782)       6,948,648
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                (41,316,782)      18,877,192
                                                                  --------------------------------
Net increase (decrease) in net assets resulting from operations     (39,219,399)      27,681,698

--------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------

Dividends from net investment income:
Class A                                                              (1,214,075)      (1,189,075)
Class B                                                                      --          (54,596)
Class C                                                                 (23,061)        (143,190)
Class N                                                                     (12)              --
Class Y                                                                (560,350)             (16)
                                                                  --------------------------------
                                                                     (1,797,498)      (1,386,877)

--------------------------------------------------------------------------------------------------
Distributions from net realized gain:

Class A                                                              (5,085,508)      (4,112,243)
Class B                                                                (829,456)        (731,519)
Class C                                                              (1,484,416)      (1,272,488)
Class N                                                                     (37)              --
Class Y                                                              (1,583,604)             (45)
                                                                  --------------------------------
                                                                     (8,983,021)      (6,116,295)

--------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                             (12,806,392)      50,029,878
Class B                                                              (4,062,221)       6,154,227
Class C                                                              (4,444,812)      12,409,551
Class N                                                                  46,964               --
Class Y                                                              93,020,075               --
                                                                  --------------------------------

                                                                     71,753,614       68,593,656

--------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------

Total increase                                                       21,753,696       88,772,182
--------------------------------------------------------------------------------------------------
Beginning of period                                                 206,440,053      117,667,871
                                                                  --------------------------------

End of period (including accumulated net investment income
of $1,509,151 and $843,666, respectively)                         $ 228,193,749    $ 206,440,053
                                                                  ================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   F10 | OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A YEAR ENDED APRIL 30,                           2008          2007          2006        2005     2004 1
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period              $   20.14     $   17.84      $  14.43    $  12.98    $ 10.00
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .28 2         .28 2         .12 2       .15 2      .01
Net realized and unrealized gain (loss)               (3.16)         2.93          3.84        2.10       3.02
                                                  --------------------------------------------------------------
Total from investment operations                      (2.88)         3.21          3.96        2.25       3.03
----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.17)         (.20)         (.20)         --         --
Distributions from net realized gain                   (.72)         (.71)         (.35)       (.80)      (.05)
                                                  --------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.89)         (.91)         (.55)       (.80)      (.05)
----------------------------------------------------------------------------------------------------------------

Net asset value, end of period                    $   16.37     $   20.14      $  17.84    $  14.43    $ 12.98
                                                  ==============================================================

----------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                   (14.80)%       18.49%        27.98%      17.74%     30.35%
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)          $  98,537     $ 139,691      $ 76,304    $ 29,831    $ 6,753
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 131,199     $ 100,351      $ 52,647    $ 11,186    $ 6,126
----------------------------------------------------------------------------------------------------------------

Ratios to average net assets: 4
Net investment income                                  1.51%         1.51%         0.72%       1.05%      0.14%
Total expenses                                         1.34% 5       1.36% 5       1.43%       1.63%      2.13%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses                                               1.34%         1.36%         1.43%       1.54%      1.70%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  52%           38%           49%         60%        30%

1. For the period from August 1, 2003 (commencement of operations) to April 30, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended April 30, 2008        1.34%
        Year Ended April 30, 2007        1.36%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    F11 | OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS B YEAR ENDED APRIL 30,                           2008          2007          2006      2005 1
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------

Net asset value, beginning of period              $   19.83     $   17.60      $  14.28    $  12.99
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) 2                          .12           .11          (.02)        .01
Net realized and unrealized gain (loss)               (3.12)         2.88          3.79        2.08
                                                  ---------------------------------------------------
Total from investment operations                      (3.00)         2.99          3.77        2.09
-----------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     --          (.05)         (.10)         --
Distributions from net realized gain                   (.72)         (.71)         (.35)       (.80)
                                                  ---------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.72)         (.76)         (.45)       (.80)
-----------------------------------------------------------------------------------------------------

Net asset value, end of period                    $   16.11     $   19.83      $  17.60    $  14.28
                                                  ===================================================

-----------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                   (15.56)%       17.39%        26.82%      16.47%
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)          $  16,057     $  24,525      $ 15,876    $  7,695
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  21,630     $  18,659      $ 12,099    $  1,997
-----------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                           0.63%         0.62%        (0.16)%      0.04%
Total expenses                                         2.24% 5       2.27% 5       2.34%       2.59%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses                                               2.24%         2.27%         2.34%       2.45%
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  52%           38%           49%         60%

1. For the period from May 6, 2004 (inception of offering) to April 30, 2005.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended April 30, 2008       2.24%
        Year Ended April 30, 2007       2.27%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    F12 | OPPENHEIMER INTERNATIONAL VALUE FUND

CLASS C YEAR ENDED APRIL 30,                           2008         2007        2006      2005 1
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------

Net asset value, beginning of period              $   19.81     $  17.59    $  14.28    $  12.99
--------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) 2                          .13          .13        (.01)        .02
Net realized and unrealized gain (loss)               (3.11)        2.88        3.80        2.07
                                                  ------------------------------------------------
Total from investment operations                      (2.98)        3.01        3.79        2.09
--------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.01)        (.08)       (.13)         --
Distributions from net realized gain                   (.72)        (.71)       (.35)       (.80)
                                                  ------------------------------------------------
Total dividends and/or distributions
to shareholders                                        (.73)        (.79)       (.48)       (.80)
--------------------------------------------------------------------------------------------------

Net asset value, end of period                    $   16.10     $  19.81    $  17.59    $  14.28
                                                  ================================================

--------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                   (15.47)%      17.51%      26.98%      16.47%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)          $  29,809     $ 42,223    $ 25,487    $  9,565
--------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  38,575     $ 31,937    $ 17,903    $  2,364
--------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                           0.73%        0.71%      (0.09)%      0.12%
Total expenses                                         2.14% 5      2.16% 5     2.23%       2.44%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses                                               2.14%        2.16%       2.23%       2.41%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  52%          38%         49%         60%

1. For the period from May 6, 2004 (inception of offering) to April 30, 2005.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended April 30, 2008       2.14%
        Year Ended April 30, 2007       2.16%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   F13 | OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS N PERIOD ENDED APRIL 30,                            2008 1
-------------------------------------------------------------------
-------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------

Net asset value, beginning of period                  $   19.31
-------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                     .39
Net realized and unrealized loss                          (2.44)
                                                      -------------
Total from investment operations                          (2.05)
-------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.24)
Distributions from net realized gain                       (.72)
                                                      -------------
Total dividends and/or distributions to shareholders       (.96)
-------------------------------------------------------------------

Net asset value, end of period                        $   16.30
                                                      =============

-------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                       (11.20)%
-------------------------------------------------------------------

-------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------

Net assets, end of period (in thousands)              $      50
-------------------------------------------------------------------
Average net assets (in thousands)                     $      13
-------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                      5.48%
Total expenses                                             2.49% 5
Expenses after payments, waivers and/or
reimbursements and reduction to custodian
expenses                                                   1.89%
-------------------------------------------------------------------
Portfolio turnover rate                                      52%

1. For the period from November 16, 2007 (inception of offering) to April 30, 2008.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

        Period Ended April 30, 2008     2.49%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   F14 | OPPENHEIMER INTERNATIONAL VALUE FUND

CLASS Y YEAR ENDED APRIL 30,                                2008            2007          2006 1
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------

Net asset value, beginning of period                   $   20.16         $ 17.84         $ 15.61
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                      .45             .34             .07
Net realized and unrealized gain (loss)                    (3.27)           2.94            2.76
                                                       --------------------------------------------
Total from investment operations                           (2.82)           3.28            2.83
---------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.26)           (.25)           (.25)
Distributions from net realized gain                        (.72)           (.71)           (.35)
                                                       --------------------------------------------
Total dividends and/or distributions to shareholders        (.98)           (.96)           (.60)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   16.36         $ 20.16         $ 17.84
                                                       ============================================

---------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                        (14.57)%         18.89%          18.68%
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)               $  83,741         $     1         $     1
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $  31,213         $     1         $     1
---------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       2.75%           1.87%           0.73%
Total expenses                                              0.90% 5,6,7     0.94% 5,6,7     1.01% 6
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       52%             38%             49%

1. For the period from September 27, 2005 (inception of offering) to April 30, 2006.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment at net asset value on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

        Year Ended April 30, 2008     0.90%
        Year Ended April 30, 2007     0.94%

6. Reduction to custodian expenses less than 0.005%.

7. Waiver or reimbursement of indirect management fees less than 0.005%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                   F15 | OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer International Value Fund (the "Fund"), a series of Oppenheimer International Value Trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager").

     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC"). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

     The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining

                   F16 | OPPENHEIMER INTERNATIONAL VALUE FUND maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

--------------------------------------------------------------------------------
STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                   F17 | OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

INVESTMENTS IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting period ends.

                   F18 | OPPENHEIMER INTERNATIONAL VALUE FUND

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                          NET UNREALIZED
                                                            DEPRECIATION
                                                        BASED ON COST OF
                                                          SECURITIES AND
      UNDISTRIBUTED  UNDISTRIBUTED        ACCUMULATED  OTHER INVESTMENTS
      NET INVESTMENT     LONG-TERM               LOSS FOR FEDERAL INCOME
      INCOME                  GAIN CARRYFORWARD 1,2,3       TAX PURPOSES
      ------------------------------------------------------------------
      $ 1,772,210    $          -- $        4,134,256 $        8,194,748

1. As of April 30, 2008, the Fund had $1,999,335 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

2. The Fund had $1,905,168 of post-October foreign currency losses which were deferred.

3. The Fund had $229,753 of post-October passive foreign investment company losses which were deferred.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for April 30, 2008. Net assets of the Fund were unaffected by the reclassifications.

                                                            REDUCTION TO
                                  REDUCTION TO               ACCUMULATED
                                   ACCUMULATED              NET REALIZED
      INCREASE TO               NET INVESTMENT                   LOSS ON
      PAID-IN CAPITAL                   INCOME             INVESTMENTS 4
      ------------------------------------------------------------------
      $ 63,272                  $      793,182         $         729,910

4.$ 63,272, including $91 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended April 30, 2008 and April 30, 2007 was as follows:

                                         YEAR ENDED           YEAR ENDED
                                     APRIL 30, 2008       APRIL 30, 2007
      ------------------------------------------------------------------
      Distributions paid from:
      Ordinary income           $       5,928,013    $         5,959,147
      Long-term capital gain            4,852,506              1,544,025
                                ----------------------------------------
      Total                     $      10,780,519    $         7,503,172
                                ========================================

                   F19  |  OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1.  SIGNIFICANT ACCOUNTING POLICIES Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities          $ 249,357,386
      Federal tax cost of other investments     (27,740,595)
                                              -------------
      Total federal tax cost                  $ 221,616,791
                                              =============

      Gross unrealized appreciation           $  23,675,069
      Gross unrealized depreciation             (31,869,817)
                                              -------------
      Net unrealized depreciation             $  (8,194,748)
                                              =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan (the "Plan") for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the "Freeze Date") and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended April 30, 2008, the Fund's projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

      Projected Benefit Obligations Increased      $    3,984
      Payments Made to Retired Trustees                 2,271
      Accumulated Liability as of April 30, 2008       10,813

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

                   F20  |  OPPENHEIMER INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                   F21  |  OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 YEAR ENDED APRIL 30, 2008 1         YEAR ENDED APRIL 30, 2007
                                     SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------
CLASS A
Sold                              2,069,406   $   39,891,952        4,011,495   $   74,723,939
Dividends and/or
distributions reinvested            302,862        5,630,214          244,920        4,504,013
Redeemed                         (3,289,525)     (58,328,558) 2    (1,595,437)     (29,198,074) 3
                                -----------------------------------------------------------------
Net increase (decrease)            (917,257)  $  (12,806,392)       2,660,978   $   50,029,878
                                =================================================================

-------------------------------------------------------------------------------------------------
CLASS B
Sold                                300,101   $    5,716,101          627,709   $   11,416,302
Dividends and/or
distributions reinvested             40,144          737,373           38,254          695,073
Redeemed                           (580,297)     (10,515,695) 2      (331,278)      (5,957,148) 3
                                -----------------------------------------------------------------
Net increase (decrease)            (240,052)  $   (4,062,221)         334,685   $    6,154,227
                                =================================================================

-------------------------------------------------------------------------------------------------
CLASS C
Sold                                539,197   $   10,137,828          975,644   $   17,699,486
Dividends and/or
distributions reinvested             72,900        1,336,986           67,708        1,228,966
Redeemed                           (892,064)     (15,919,626) 2      (360,930)      (6,518,901) 3
                                -----------------------------------------------------------------
Net increase (decrease)           ( 279,967)  $   (4,444,812)         682,422   $   12,409,551
                                =================================================================

-------------------------------------------------------------------------------------------------
CLASS N
Sold                                  3,028   $       46,964               --   $           --
Dividends and/or
distributions reinvested                 --               --               --               --
Redeemed                                 --               --               --               --
                                -----------------------------------------------------------------
Net increase                          3,028   $       46,964               --   $           --
                                =================================================================

-------------------------------------------------------------------------------------------------
CLASS Y
Sold                              5,510,475   $   99,739,190               --   $           --
Dividends and/or
distributions reinvested            115,573        2,143,891               --               --
Redeemed                           (507,672)      (8,863,006) 2            --               --
                                -----------------------------------------------------------------
Net increase                      5,118,376   $   93,020,075               --   $           --
                                =================================================================

1. For the year ended April 30, 2008, for Class A, Class B, Class C and Class Y shares and for the period from November 16, 2007 (inception of offering) to April 30, 2008, for Class N shares.

2. Net of redemption fees of $1,843, $304, $542 and $438 for Class A, Class B, Class C and Class Y shares, respectively.

3. Net of redemption fees of $2,460, $457 and $783 for Class A, Class B and Class C shares, respectively.

                   F22  |  OPPENHEIMER INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended April 30, 2008, were as follows:

                                           PURCHASES             SALES
             ---------------------------------------------------------
             Investment securities   $   181,520,527    $  113,413,739

--------------------------------------------------------------------------------
4.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

                  FEE SCHEDULE
                  ---------------------------------------
                  Up to $500 million               0.85%
                  Next $500 million                0.75
                  Over $1.0 billion                0.70

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 30, 2008, the Fund paid $370,913 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan (the "Plan") for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans (the "Plans") for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts.

                   F23  |  OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the Plans at March 31, 2008 for Class B, Class C and Class N shares were $305,203, $246,134 and $161, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                         CLASS A         CLASS B         CLASS C         CLASS N
                         CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                       FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED           DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------------------------
April 30, 2008     $     125,651   $     134,427   $      37,395   $       4,936   $          --

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that "Total expenses" or "Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses" will not exceed 1.70% for Class A shares, 2.45% for Class B shares and Class C shares, 1.95% for Class N and 1.45% for Class Y shares. During the year ended April 30, 2008, the Manager waived $1 for Class Y shares. The voluntary waiver and/or expense reimbursements may be amended or withdrawn at any time without prior notice to shareholders.

      Effective September 1, 2007, the Manager has voluntarily agreed to waive a portion of the advisory fee so that the advisory fee on the Fund's daily net assets over $2.0 billion is 0.67%. This voluntary waiver may be withdrawn at any time.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended April 30, 2008, OFI waived $36 for Class N shares. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended April 30, 2008, the Manager waived $6,436 for IMMF management fees.

                   F24  |  OPPENHEIMER INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

      Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

      Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.

--------------------------------------------------------------------------------
6. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

      Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

                   F25  |  OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. OPTION ACTIVITY Continued

Written option activity for the year ended April 30, 2008 was as follows:

                                                CALL OPTIONS
                                       ---------------------
                                       NUMBER OF   AMOUNT OF
                                       CONTRACTS    PREMIUMS
------------------------------------------------------------
Options outstanding as of
April 30, 2007                               --    $     --
Options written                             507      89,816
Options closed or expired                  (507)    (89,816)
                                         ------------------
Options outstanding as of
April 30, 2008                               --    $     --
                                         ==================

--------------------------------------------------------------------------------
7. ILLIQUID SECURITIES

As of April 30, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
8. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of April 30, 2008, the Fund had on loan securities valued at $14,197,352. Collateral of $14,782,575 was received for the loans, all of which was received in cash and subsequently invested in approved instruments or held as cash.

                   F26 | OPPENHEIMER INTERNATIONAL VALUE FUND

--------------------------------------------------------------------------------
9. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of April 30, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

                   F27 | OPPENHEIMER INTERNATIONAL VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER INTERNATIONAL VALUE TRUST:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Value Fund (a series of Oppenheimer International Value Trust), including the statement of investments, as of April 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period August 1, 2003 (commencement of operations) to April 30, 2005, were audited by another independent registered public accounting firm, whose report dated May 26, 2005, expressed an unqualified opinion thereon.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Value Fund as of April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three- year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
June 12, 2008

                   F28 | OPPENHEIMER INTERNATIONAL VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.3905 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 11, 2008. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      None of the dividends paid by the Fund during the fiscal year ended April 30, 2008 are eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 30, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $5,558,438 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended April 30, 2008, $5,823 or 0.32% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $2,117,862 or 51.27% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.

                    23 | OPPENHEIMER INTERNATIONAL VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited / Continued
--------------------------------------------------------------------------------

      The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $414,797 of foreign income taxes paid by the Fund during the fiscal year ended April 30, 2008. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

      Gross income of $3,130,683 was derived from sources within foreign countries or possessions of the United States.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                    24 | OPPENHEIMER INTERNATIONAL VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                    25 | OPPENHEIMER INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S) DURING THE PAST 5
FUND, LENGTH OF SERVICE, AGE     YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD;
                                 NUMBER OF PORTFOLIOS IN THE FUND COMPLEX
                                 CURRENTLY OVERSEEN

INDEPENDENT                      THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW
TRUSTEES                         IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
                                 80112-3924. EACH TRUSTEE SERVES FOR AN
                                 INDEFINITE TERM, OR UNTIL HIS OR HER
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

BRIAN F. WRUBLE,                 General Partner of Odyssey Partners, L.P.
Chairman of the Board of         (hedge fund) (September 1995-December 2007);
Trustees (since 2007),           Director of Special Value Opportunities Fund,
Trustee (since 2005)             LLC (registered investment company) (affiliate
Age: 65                          of the Manager's parent company) (since
                                 September 2004); Chairman (since August 2007)
                                 and Trustee (since August 1991) of the Board of
                                 Trustees of The Jackson Laboratory
                                 (non-profit); Treasurer and Trustee of the
                                 Institute for Advanced Study (non-profit
                                 educational institute) (since May 1992); Member
                                 of Zurich Financial Investment Management
                                 Advisory Council (insurance) (2004-2007);
                                 Special Limited Partner of Odyssey Investment
                                 Partners, LLC (private equity investment)
                                 (January 1999-September 2004). Oversees 64
                                 portfolios in the OppenheimerFunds complex.

DAVID K. DOWNES,                 Independent Chairman GSK Employee Benefit Trust
Trustee (since 2007)             (since April 2006); Director of Correctnet
Age: 68                          (since January 2006); Trustee of Employee
                                 Trusts (since January 2006); President, Chief
                                 Executive Officer and Board Member of CRAFund
                                 Advisors, Inc. (investment management company)
                                 (since January 2004); Director of Internet
                                 Capital Group (information technology company)
                                 (since October 2003); Independent Chairman of
                                 the Board of Trustees of Quaker Investment
                                 Trust (registered investment company)
                                 (2004-2007); President of The Community
                                 Reinvestment Act Qualified Investment Fund
                                 (investment management company) (2004-2007);
                                 Chief Operating Officer and Chief Financial
                                 Officer of Lincoln National Investment
                                 Companies, Inc. (subsidiary of Lincoln National
                                 Corporation, a publicly traded company) and
                                 Delaware Investments U.S., Inc. (investment
                                 management subsidiary of Lincoln National
                                 Corporation) (1993-2003); President, Chief
                                 Executive Officer and Trustee of Delaware
                                 Investment Family of Funds (1993-2003);
                                 President and Board Member of Lincoln National
                                 Convertible Securities Funds, Inc. and the
                                 Lincoln National Income Funds, TDC (1993-2003);
                                 Chairman and Chief Executive Officer of
                                 Retirement Financial Services, Inc. (registered
                                 transfer agent and investment adviser and
                                 subsidiary of Delaware Investments U.S., Inc.)
                                 (1993-2003); President and Chief Executive
                                 Officer of Delaware Service Company, Inc.
                                 (1995-2003); Chief Administrative Officer,
                                 Chief Financial Officer, Vice Chairman and
                                 Director of Equitable Capital Management
                                 Corporation (investment subsidiary of Equitable
                                 Life Assurance Society) (1985-1992); Corporate
                                 Controller of Merrill Lynch & Company
                                 (financial services holding company)
                                 (1977-1985); held the following positions at
                                 the Colonial Penn Group, Inc. (insurance
                                 company): Corporate Budget Director
                                 (1974-1977), Assistant Treasurer (1972-1974)
                                 and Director of Corporate Taxes (1969-1972);
                                 held the following positions at Price
                                 Waterhouse & Company (financial services firm):
                                 Tax Manager (1967-1969), Tax Senior (1965-1967)
                                 and Staff Accountant (1963-1965); United States
                                 Marine Corps (1957-1959). Oversees 64
                                 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                 Trustee of the Committee for Economic
Trustee (since 2005)             Development (policy research foundation)
Age: 67                          (since 2005); Director of ICI Education
                                 Foundation (education foundation) (October
                                 1991-August 2006); President of the Investment
                                 Company Institute (trade association) (October
                                 1991-June 2004); Director of ICI Mutual
                                 Insurance Company (insurance company) (October
                                 1991-June 2004). Oversees 54 portfolios in
                                 the OppenheimerFunds complex.

                    26 | OPPENHEIMER INTERNATIONAL VALUE FUND

ROBERT G. GALLI,                 A director or trustee of other Oppenheimer
Trustee (since 2005)             funds. Oversees 64 portfolios in the
Age: 74                          OppenheimerFunds complex.

PHILLIP A. GRIFFITHS,            Fellow of the Carnegie Corporation (since
Trustee (since 2005)             2007); Distinguished Presidential Fellow for
Age: 69                          International Affairs (since 2002) and Member
                                 (since 1979) of the National Academy of
                                 Sciences; Council on Foreign Relations (since
                                 2002); Director of GSI Lumonics Inc. (precision
                                 technology products company) (since 2001);
                                 Senior Advisor of The Andrew W. Mellon
                                 Foundation (since 2001); Chair of Science
                                 Initiative Group (since 1999); Member of the
                                 American Philosophical Society (since 1996);
                                 Trustee of Woodward Academy (since 1983);
                                 Foreign Associate of Third World Academy of
                                 Sciences; Director of the Institute for
                                 Advanced Study (1991-2004); Director of Bankers
                                 Trust New York Corporation (1994-1999); Provost
                                 at Duke University (1983-1991). Oversees 54
                                 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                  Trustee of International House (not-for-profit)
Trustee (since 2005)             (since June 2007); Trustee of the American
Age: 65                          Symphony Orchestra (not-for-profit) (since
                                 October 1998); and Senior Vice President and
                                 General Auditor of American Express Company
                                 (financial services company) (July
                                 1998-February 2003). Oversees 54 portfolios in
                                 the OppenheimerFunds complex.

JOEL W. MOTLEY,                  Managing Director of Public Capital Advisors,
Trustee (since 2005)             LLC (privately held financial advisor) (since
Age: 56                          January 2006); Managing Director of Carmona
                                 Motley, Inc. (privately-held financial
                                 advisor) (since January 2002); Director of
                                 Columbia Equity Financial Corp. (privately-held
                                 financial advisor) (2002-2007); Managing
                                 Director of Carmona Motley Hoffman Inc.
                                 (privately-held financial advisor) (January
                                 1998- December 2001); Member of the Finance and
                                 Budget Committee of the Council on Foreign
                                 Relations, Member of the Investment Committee
                                 of the Episcopal Church of America, Member of
                                 the Investment Committee and Board of Human
                                 Rights Watch and Member of the Investment
                                 Committee of Historic Hudson Valley. Oversees
                                 54 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,        Chairman of RSR Partners (formerly "The
Trustee (since 2005)             Directorship Search Group, Inc.") (corporate
Age: 76                          governance consulting and executive recruiting)
                                 (since 1993); Life Trustee of International
                                 House (non-profit educational organization);
                                 Former Trustee of The Historical Society of the
                                 Town of Greenwich; Former Director of Greenwich
                                 Hospital Association. Oversees 54 portfolios in
                                 the OppenheimerFunds complex.

JOSEPH M. WIKLER,                Director of C-TASC (bio-statistics services)
Trustee (since 2003)             (since 2007); Director of the following medical
Age: 67                          device companies: Medintec (since 1992) and
                                 Cathco (since 1996); Director of Lakes
                                 Environmental Association (environmental
                                 protection organization) (since 1996); Member
                                 of the Investment Committee of the Associated
                                 Jewish Charities of Baltimore (since 1994);
                                 Director of Fortis/Hartford mutual funds
                                 (1994-December 2001). Director of C-TASC (a
                                 privately-held bio-statistics company) (since
                                 May 2007). Oversees 54 portfolios in the
                                 OppenheimerFunds complex.

PETER I. WOLD,                   President of Wold Oil Properties, Inc. (oil and
Trustee (since 2003)             gas exploration and production company) (since
Age: 60                          1994); Vice President of American Talc Company,
                                 Inc. (talc mining and milling) (since 1999);
                                 Managing Member of Hole-in-the-Wall Ranch
                                 (cattle ranching) (since 1979); Vice President,
                                 Secretary and Treasurer of Wold Trona Company,
                                 Inc. (soda ash processing and production)
                                 (1996-2006); Director and Chairman of the
                                 Denver Branch of the Federal Reserve Bank of
                                 Kansas City (1993-1999); and Director of
                                 PacifiCorp. (electric utility) (1995-1999).
                                 Oversees 54 portfolios in the OppenheimerFunds
                                 complex.

                    27 | OPPENHEIMER INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERESTED TRUSTEE               THE ADDRESS OF MR. MURPHY IS TWO WORLD
AND OFFICER                      FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
                                 FLOOR, NEW YORK, NEW YORK 10281-1008. MR.
                                 MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE
                                 TERM, OR UNTIL HIS RESIGNATION, RETIREMENT,
                                 DEATH OR REMOVAL AND AS AN OFFICER FOR AN
                                 INDEFINITE TERM, OR UNTIL HIS RESIGNATION,
                                 RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN
                                 INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH
                                 OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                  Chairman, Chief Executive Officer and Director
Trustee, President and           of the Manager (since June 2001); President of
Principal Executive Officer      the Manager (September 2000-February 2007);
(since 2003)                     President and director or trustee of other
Age: 58                          Oppenheimer funds; President and Director of
                                 Oppenheimer Acquisition Corp. ("OAC") (the
                                 Manager's parent holding company) and of
                                 Oppenheimer Partnership Holdings, Inc. (holding
                                 company subsidiary of the Manager) (since July
                                 2001); Director of OppenheimerFunds
                                 Distributor, Inc. (subsidiary of the Manager)
                                 (November 2001-December 2006); Chairman and
                                 Director of Shareholder Services, Inc. and of
                                 Shareholder Financial Services, Inc. (transfer
                                 agent subsidiaries of the Manager) (since July
                                 2001); President and Director of
                                 OppenheimerFunds Legacy Program (charitable
                                 trust program established by the Manager)
                                 (since July 2001); Director of the following
                                 investment advisory subsidiaries of the
                                 Manager: OFI Institutional Asset Management,
                                 Inc., Centennial Asset Management Corporation,
                                 Trinity Investment Management Corporation and
                                 Tremont Capital Management, Inc. (since
                                 November 2001), HarbourView Asset Management
                                 Corporation and OFI Private Investments, Inc.
                                 (since July 2001); President (since November
                                 2001) and Director (since July 2001) of
                                 Oppenheimer Real Asset Management, Inc.;
                                 Executive Vice President of Massachusetts
                                 Mutual Life Insurance Company (OAC's parent
                                 company) (since February 1997); Director of DLB
                                 Acquisition Corporation (holding company parent
                                 of Babson Capital Management LLC) (since June
                                 1995); Chairman (since October 2007) and Member
                                 of the Investment Company Institute's Board of
                                 Governors (since October 2003). Oversees 103
                                 portfolios in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
OTHER OFFICERS OF THE            THE ADDRESSES OF THE OFFICERS IN THE CHART
FUND                             BELOW ARE AS FOLLOWS: FOR MESSRS. FREUD, ZACK,
                                 GILLESPIE AND MS. BLOOMBERG, TWO WORLD
                                 FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK,
                                 NEW YORK 10281-1008, FOR MESSRS. VANDEHEY,
                                 WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803
                                 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924.
                                 EACH OFFICER SERVES FOR AN INDEFINITE TERM OR
                                 UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH
                                 OR REMOVAL.

DOMINIC FREUD,                   Vice President of the Manager (since April
Vice President and Portfolio     2003). Partner and European Equity Portfolio
Manager (since 2003)             manager at SLS Management (January
Age: 48                          2002-February 2003) prior to which he was head
                                 of the European equities desk and managing
                                 director at SG Cowen (May 1994-January 2002).
                                 An officer of 3 portfolios in the
                                 OppenheimerFunds complex.

MARK S. VANDEHEY,                Senior Vice President and Chief Compliance
Vice President and               Officer of the Manager (since March 2004);
Chief Compliance Officer         Chief Compliance Officer of OppenheimerFunds
(since 2004)                     Distributor, Inc., Centennial Asset Management
Age: 57                          and Shareholder Services, Inc. (since March
                                 2004); Vice President of OppenheimerFunds
                                 Distributor, Inc., Centennial Asset Management
                                 Corporation and Shareholder Services, Inc.
                                 (since June 1983); Former Vice President and
                                 Director of Internal Audit of the Manager
                                 (1997- February 2004). An officer of 103
                                 portfolios in the OppenheimerFunds complex.

                    28 | OPPENHEIMER INTERNATIONAL VALUE FUND

BRIAN W. WIXTED,                 Senior Vice President and Treasurer of the
Treasurer and Principal          Manager (since March 1999); Treasurer of the
Financial & Accounting           following: HarbourView Asset Management
Officer (since 2003)             Corporation, Shareholder Financial Services,
Age: 48                          Inc., Shareholder Services, Inc., Oppenheimer
                                 Real Asset Management, Inc. and Oppenheimer
                                 Partnership Holdings, Inc. (since March 1999),
                                 OFI Private Investments, Inc. (since March
                                 2000), OppenheimerFunds International Ltd. and
                                 OppenheimerFunds plc (since May 2000), OFI
                                 Institutional Asset Management, Inc. (since
                                 November 2000), and OppenheimerFunds Legacy
                                 Program (charitable trust program established
                                 by the Manager) (since June 2003); Treasurer
                                 and Chief Financial Officer of OFI Trust
                                 Company (trust company subsidiary of the
                                 Manager) (since May 2000); Assistant Treasurer
                                 of the following: OAC (since March 1999),
                                 Centennial Asset Management Corporation (March
                                 1999-October 2003) and OppenheimerFunds Legacy
                                 Program (April 2000-June 2003). An officer of
                                 103 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,               Vice President of the Manager (since February
Assistant Treasurer              2007); Assistant Vice President of the Manager
(since 2004)                     (August 2002-February 2007); Manager/Financial
Age: 37                          Product Accounting of the Manager (November
                                 1998-July 2002). An officer of 103 portfolios
                                 in the OppenheimerFunds complex.

BRIAN C. SZILAGYI,               Assistant Vice President of the Manager (since
Assistant Treasurer              July 2004); Director of Financial Reporting and
(since 2005)                     Compliance of First Data Corporation (April
Age: 38                          2003-July 2004); Manager of Compliance of
                                 Berger Financial Group LLC (May 2001-March
                                 2003). An officer of 103 portfolios in the
                                 OppenheimerFunds complex.

ROBERT G. ZACK,                  Executive Vice President (since January 2004)
Secretary (since 2003)           and General Counsel (since March 2002) of the
Age: 59                          Manager; General Counsel and Director of the
                                 Distributor (since December 2001); General
                                 Counsel of Centennial Asset Management
                                 Corporation (since December 2001); Senior Vice
                                 President and General Counsel of HarbourView
                                 Asset Management Corporation (since December
                                 2001); Secretary and General Counsel of OAC
                                 (since November 2001); Assistant Secretary
                                 (since September 1997) and Director (since
                                 November 2001) of OppenheimerFunds
                                 International Ltd. and OppenheimerFunds plc;
                                 Vice President and Director of Oppenheimer
                                 Partnership Holdings, Inc. (since December
                                 2002); Director of Oppenheimer Real Asset
                                 Management, Inc. (since November 2001); Senior
                                 Vice President, General Counsel and Director of
                                 Shareholder Financial Services, Inc. and
                                 Shareholder Services, Inc. (since December
                                 2001); Senior Vice President, General Counsel
                                 and Director of OFI Private Investments, Inc.
                                 and OFI Trust Company (since November 2001);
                                 Vice President of OppenheimerFunds Legacy
                                 Program (since June 2003); Senior Vice
                                 President and General Counsel of OFI
                                 Institutional Asset Management, Inc. (since
                                 November 2001); Director of OppenheimerFunds
                                 (Asia) Limited (since December 2003); Senior
                                 Vice President (May 1985-December 2003). An
                                 officer of 103 portfolios in the
                                 OppenheimerFunds complex.

LISA I. BLOOMBERG,               Vice President and Associate Counsel of the
Assistant Secretary              Manager (since May 2004); First Vice President
(since 2004)                     (April 2001-April 2004), Associate General
Age: 40                          Counsel (December 2000-April 2004) of UBS
                                 Financial Services, Inc. An officer of 103
                                 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,            Senior Vice President and Deputy General
Assistant Secretary              Counsel of the Manager (since September 2004);
(since 2004)                     First Vice President (2000-September 2004),
Age: 44                          Director (2000-September 2004) and Vice
                                 President (1998-2000) of Merrill Lynch
                                 Investment Management. An officer of 103
                                 portfolios in the OppenheimerFunds complex.

                    29 | OPPENHEIMER INTERNATIONAL VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued
--------------------------------------------------------------------------------

KATHLEEN T. IVES,                Vice President (since June 1998) and Senior
Assistant Secretary              Counsel and Assistant Secretary (since October
(since 2003)                     2003) of the Manager; Vice President (since
Age: 42                          1999) and Assistant Secretary (since October
                                 2003) of the Distributor; Assistant Secretary
                                 of Centennial Asset Management Corporation
                                 (since October 2003); Vice President and
                                 Assistant Secretary of Shareholder Services,
                                 Inc. (since 1999); Assistant Secretary of
                                 OppenheimerFunds Legacy Program and Shareholder
                                 Financial Services, Inc. (since December 2001);
                                 Assistant Counsel of the Manager (August
                                 1994-October 2003). An officer of 103
                                 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

                    30 | OPPENHEIMER INTERNATIONAL VALUE FUND



ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that David Downes, a member of the Board's Audit Committee, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $21,300 in fiscal 2008 and $20,000 in fiscal 2007.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $256,236 in fiscal 2008 and $225,954 in fiscal 2007 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews and professional services relating to FAS 123R.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed $193 in fiscal 2008 and no such fees in 2007 to the registrant.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees include Indian tax services.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $256,429 in fiscal 2008 and $225,954 in fiscal 2007 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

      Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      - a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      - the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 04/30/2008, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Value Trust

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer
Date: 06/10/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer
Date: 06/10/2008

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer
Date: 06/10/2008